UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2018

BIG 5 SPORTING GOODS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-49850	95-4388794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard, El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 536-0611

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 3, 2018, Gary S. Meade retired from his position as Senior Vice President, General Counsel and Secretary of Big 5 Sporting Goods Corporation (the “Company”).

(c) On July 3, 2018, Luke D. Thompson, age 46, was appointed as Senior Vice President, General Counsel and Secretary of the Company. Mr. Thompson has been employed by the Company since 2002. From 2016 to July 2018, Mr. Thompson served as Senior Vice President, Legal and Assistant Secretary of the Company. From 2006 to 2016, Mr. Thompson served as Vice President, Corporate Counsel and Assistant Secretary of the Company, and from 2002 until 2006, Mr. Thompson served as Corporate Counsel of the Company.

In August 2015, the Company entered into a change of control severance agreement with a number of its executives, including Mr. Thompson. The agreement provides for the payment of severance and other benefits to Mr. Thompson in the event of a “qualifying termination,” which means a termination of his employment by the Company without “cause” or by Mr. Thompson for “good reason,” in either case, on or within two years following a “change of control” of the Company (each, as defined in the agreement). The form of change of control agreement is included as Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2018.

(e)    On July 3, 2018, Big 5 Corp., a subsidiary of the Company, entered into a Consulting Agreement with Mr. Meade (“Consulting Agreement”). Under the Consulting Agreement, Mr. Meade shall provide certain consulting and advisory services to Big 5 Corp. and the Company. No cash compensation will be paid for such services unless Big 5 Corp. requests that Mr. Meade perform more than ten (10) hours of services in a given month, in which case the rate for such services shall be mutually negotiated. Mr. Meade’s equity awards pursuant to the Company’s Amended and Restated 2007 Equity and Performance Incentive Plan shall continue vesting during the term of the Consulting Agreement. Big 5 Corp. and Mr. Meade each have the right to terminate the Consulting Agreement at any time. A form of the Consulting Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Consulting Agreement dated July 3, 2018 between Big 5 Corp. and Gary S. Meade.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION
(Registrant)

Date: July 5, 2018

/s/ Barry D. Emerson
Barry D. Emerson
Senior Vice President, Chief Financial
Officer and Treasurer